SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: January 16, 2001



                                SUPPORT.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)




      Delaware                   000-3081                     94-3282005
-------------------     --------------------------     -------------------------
  (State or Other        (Commission File Number)          (I.R.S. Employer
  Jurisdiction of                                        Identification Number)
   Incorporation)

              575 Broadway, Redwood City, CA                94063
      ----------------------------------------------   ---------------
         (Address of principal executive offices)          Zip Code)

                                 (650) 556-9440
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.  OTHER EVENTS.

         On January 16, 2001, Support.com, Inc. issued a press release attached hereto as Exhibit 99.1 with respect to its financial results for the quarter ended December 31, 2000. The press release is incorporated herein by reference.

         On January 16, 2001, Support.com, Inc. issued a press release attached hereto as Exhibit 99.2 with respect to the appointment of certain directors to the board of directors and the resignation of certain directors from the board of directors. The press release is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Exhibits.

             99.1   Press Release dated January 16, 2001.

             99.2   Press Release dated January 16, 2001.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  January 16, 2001

                                           SUPPORT.COM, INC.



                                           By:      /S/ BRIAN M. BEATTIE
                                               ---------------------------------
                                                     Brian M. Beattie
                                                  Chief Financial Officer

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

                                  EXHIBIT INDEX


  EXHIBIT NO.                     DESCRIPTION
  -----------                     ------------

     99.1      Press Release dated January 16, 2001

     99.2      Press Release dated January 16, 2001

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